Marketable Securities	12 Months Ended
Dec. 31, 2017
Investments, Debt and Equity Securities [Abstract]
Marketable Securities
Marketable Securities
The following table summarizes the unrealized losses and fair value of the Company’s marketable securities as of December 31, 2017 (in thousands):

	December 31, 2017
	Amortized Cost	Unrealized Losses	Fair Value
Marketable securities:
Available-for-sale:
Commercial paper	$40,610	$—	$40,610
Corporate debt securities	59,031	(83)	58,948
U.S. government securities	23,855	(29)	23,826
Total marketable securities	$123,496	$(112)	$123,384

The following table summarizes the amortized cost and fair value of the Company’s available-for-sale securities as of December 31, 2017, by the contractual maturity date (in thousands):

	December 31, 2017
	Amortized Cost	Fair Value
Due within one year	$83,419	$83,374
Due between one and five years	40,077	40,010
Total	$123,496	$123,384

For individual marketable securities that have been in a continuous unrealized loss position, the fair value and gross unrealized loss for these securities aggregated by investment category and length of time in an unrealized position are presented in the following tables (in thousands):

	December 31, 2017
	Less Than 12 Months		Greater Than 12 Months		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
Corporate debt securities	$58,581	$(83)	$—	$—	$58,581	$(83)
U.S. government securities	23,771	(29)	—	—	23,771	(29)
Total	$82,352	$(112)	$—	$—	$82,352	$(112)

Unrealized losses related to these marketable securities are due to interest rate fluctuations as opposed to credit quality. In addition, the Company does not intend to sell and it is not likely that the Company would be required to sell these marketable securities before recovery of their amortized cost basis, which may be at maturity. As a result, there is no other-than-temporary impairments for these marketable securities at December 31, 2017.